UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

001-36473

(Commission

File Number)

1000 Chesterbrook Boulevard, Suite 300
Berwyn, Pennsylvania	19312
(Address of principal executive offices)	(Zip Code)

(610) 240-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note:  This Form 8-K amendment is to supplement certain biographical information regarding the interim appointment of certain officers announced in Trinseo S.A.’s Form 8-K filed on November 18, 2015 (File No. 001-36473).

(c) Appointment of Certain Officers

Effective November 18, 2015, Christopher Pappas and Ryan Leib were appointed to serve as the interim Chief Financial Officer and interim principal accounting officer, respectively, for Trinseo S.A. (the “Company”).

Mr. Pappas, age 60, joined the Company as President and Chief Executive Officer in June 2010. Prior to joining the Company, Mr. Pappas held a number of executive positions at NOVA Chemicals of increasing responsibility from July 2000 to November 2009, most recently as President and Chief Executive Officer of NOVA Chemicals from May 2009 to November 2009, President & Chief Operation Officer from October 2006 to April 2009 and Vice President and President of Styrenics from July 2000 to September 2006. Before joining NOVA Chemicals, Mr. Pappas was Commercial Vice President of DuPont Dow Elastomers where he joined as Vice President of ethylene elastomers in 1995. Mr. Pappas began his chemicals career in 1978 with Dow where he held various sales and managerial positions until 1995. Mr. Pappas is currently a member of the Board of Directors of FirstEnergy Corp. and Univar, Inc., and he is a former member of the Board of Directors of Allegheny Energy, NOVA Chemicals, and Methanex Corporation. Mr. Pappas holds a B.S. in civil engineering from the Georgia Institute of Technology and an MBA from the Wharton School of Business at The University of Pennsylvania.

Mr. Leib, age 38, has been the Company’s Corporate Controller since October 2014. Mr. Leib joined the Company as Assistant Controller in August 2013.  Prior to joining the Company, Mr. Leib was a senior manager with PricewaterhouseCoopers LLP, where he was employed since August 2000.  Mr. Leib has his bachelor’s degree in accounting from St. Joseph’s University and is a certified public accountant.

No family relationship exists between either of Messrs. Pappas or Leib and any of the Company’s directors or other executive officers.  Since January 1, 2014, neither Messrs. Pappas or Leib have engaged, nor do either of them have plans to engage, in any transaction with the Company or its subsidiaries, in an amount that exceeds $120,000, in which he had or will have a direct or indirect material interest.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

By:	/s/ Angelo N. Chaclas
Name: Angelo N. Chaclas Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: November 20, 2015

3